                                                                   EXHIBIT 10.16

                            AGREEMENT FOR SERVICES


This Agreement is made and entered into as of June 27, 1997 ("Effective Date") by and between E-Stamp ("Customer") and Pilot Network Services, Inc. ("Pilot").

     1. Term of Agreement. Unless earlier terminated as provided in this Agreement, the term of this Agreement will commence on the Effective Date and will continue for a period of 12 months, and shall be automatically renewed for successive one-year terms thereafter.

     2.   Services to be provided by Pilot.

          (a) Pilot agrees to provide the services set forth on the attached Schedule(s).

          (b) The services set forth in this Section 2 will be provided to Customer at rates and charges as indicated on the attached Schedule(s); provided Pilot shall have the right to change the rates and charges to be charged for such services by notifying Customer 90 days in advance of the effective date of the change.

          (c) Customer represents and warrants that Pilot's services will only be used for lawful purposes. Customer understands that transmission of any material in violation of any U.S., state, local or foreign laws or regulations is prohibited. This includes, but is not limited to; copyrighted material, threatening or obscene material, or material protected by trade secret. Customer agrees to indemnify Pilot from any costs, damages, fees and expenses incurred by Pilot which are attributable to the use of Pilot's services by Customer. Customer will indemnify Pilot for costs and expenses related to third party claims, provided that Pilot: (1) notifies Customer promptly in writing of the claim and (2) permits Customer to defend, compromise or settle the claim in a manner not adverse to Pilot and provides on a reasonable basis information, assistance and authority to enable Customer to do so. Customer agrees to reimburse Pilot's reasonable expenses and attorney's fees on an as-incurred basis for such activity. Pilot shall have no authority to settle any claim on behalf of Customer. THIS SECTION AND SECTION 4 STATE THE ENTIRE LIABILITY OF CUSTOMER AND PILOT WITH RESPECT TO THE SERVICES PROVIDED BY PILOT TO CUSTOMER UNDER THIS AGREEMENT, AND NEITHER CUSTOMER NOR PILOT SHALL HAVE ANY ADDITIONAL LIABILITY WITH RESPECT TO ANY ALLEGED OR PROVEN INFRINGEMENT OR UNLAWFUL ACTIVITY.

     3. Term of Payment. The Implementation Charge set forth on the attached Schedule(s) shall be payable in two equal monthly installments commencing on the Effective Date. The Monthly Service Charges will be payable by the Customer commencing sixty days after the Effective Date. Pilot will submit to Customer an invoice for services provided at the beginning of each monthly period payable upon receipt of invoice. A monthly service charge of 1.5% of the unpaid balance will be payable on past due balances.

     4. Limitation of Liability. The parties agree that: (i) Pilot exercises no control and has no responsibility whatsoever over the content of information transmitted by use of Pilot's services, (ii) Pilot is not responsible for the accuracy or quality of such information, (iii) use of such information is at Customer's own risk, and (iv) this is not a contract for the sale of goods and, therefore, is not subject to the Uniform Commercial Code. Pilot warrants that it has the right and power to enter into this Agreement and that it will provide the services specified in this Agreement in a workmanlike and professional manner. IN ALL OTHER RESPECTS, NO REPRESENTATIONS AND WARRANTIES (WRITTEN OR
ORAL) HAVE BEEN MADE BY THE PARTIES. THE SERVICES ARE PROVIDED "AS IS" AND PILOT DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FOR THE SERVICES IT IS PROVIDING, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Pilot makes no guarantees with respect to the services rendered under this Agreement and Pilot shall have no liability as a result of Pilot's performance of this Agreement, including, without limitation, interrupted service, unauthorized access by a third party, errors or delays in transmission, loss of data or failure to meet Customer's requirements. Without limiting the foregoing, Pilot's entire liability under, for breach of, arising under, or related to this Agreement or the services to be provided hereunder (whether in tort, contract or any other theory), shall not exceed the aggregate charges for services rendered for the prior twelve months under this Agreement that gave rise to such liability. In no event shall either party be liable for indirect, exemplary, special, incidental or consequential damages, or costs, including but not limited to, any lost profits or revenues, loss of use or goodwill, or any third party claims, even if such party has been advised of the possibility of such damages.

     5. Termination. Either party may terminate this Agreement without penalty upon ninety (90) days advance written notice to the other party prior to the end of the initial, or any successive, twelve (12) month periods. In addition, Customer agrees that Pilot, at its option, may either terminate this Agreement upon thirty (30) days written notice to Customer, or suspend all services to Customer, if any amount due for services rendered under this Agreement is outstanding according to terms specified in Section 3 unless Customer remedies the problem within such thirty (30) day period. Either party may terminate this Agreement if the other party is in material breach of this Agreement and has not cured the breach within thirty (30) days of written notice specifying the breach. Termination of this Agreement shall result in any and all balances past due becoming immediately due and payable.

     6.   General Provisions.

          (a) The term "Agreement" as used herein will include any future written amendments, modifications, or supplements made hereto, provided, however, that no amendments, modifications or supplements to this Agreement shall be deemed valid unless signed by authorized representatives of both parties and expressly referencing this Agreement. No representation or statement not expressly contained in this Agreement or, except as set forth in
               Section 2(b) hereof, in any written, signed amendment hereto shall be binding upon Pilot or Customer.

          (b) This Agreement may not be assigned by Customer without the prior written consent of Pilot.

          (c) If any of the provisions are invalid under any applicable statute or rule of law, such provisions are to that extent to be deemed omitted and the remaining provisions of this Agreement will remain in full force and effect.

          (d) In the event suit is commenced to collect any amounts owing hereunder, the prevailing party shall be entitled to recover reasonable attorney's fees and costs of suit.

          (e) The Agreement constitutes the complete Agreement between the parties and supersedes all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any proposal submitted.

          (f) This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of its choice of law provisions.

          (g) Any legal action or proceeding relating to this Agreement shall be instituted in any state or federal court in San Francisco or Alameda County, California. Pilot and Customer agree to submit to the jurisdiction of, and agree that venue is proper in, the aforesaid courts in any such legal action or proceeding.

          (h) All notices, including notices of address change, required to be sent hereunder shall be in writing and deemed given when delivered by personal delivery, telegram, facsimile, telecopier, courier service or registered mail to the addresses listed on the signature page, or such other address that a party may specify.

          (i) Pilot shall not be in default or otherwise liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any Act of God, or any government or any governmental body, acts of war, the elements, strikes or labor disputes, or other cause beyond the control of Pilot.

          (j) Customer agrees to comply with all applicable United States export control laws and regulations, including without limitation, the laws and regulations administered by the United States Department of Commerce and the United States Department of State.

EACH PARTY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS.

CUSTOMER: E-Stamp                     PILOT NETWORK SERVICES, INC.
          -----------------

By: /s/ T. Reinemer                   By: /s/ Marketta Silvera
    -----------------------              ------------------------------

Name: T. Reinemer                     Name: Marketta Silvera
      ---------------------                ----------------------------

Title: VP Operations                  Title: CEO
       --------------------                 ---------------------------

Address: 4009 Miranda Ave.            Address: 1080 Marina Village Parkway
         ------------------                    Alameda, California 94501

Palo Alto, CA  94304
---------------------------

Agreement only valid in
conjunction with attached
Amendment.

                  Amendment To Agreement For Services Between
                          Pilot Network Services and
                              E-Stamp Corporation

1.   Section 3.  Term of Payment, change the 3rd sentence to read:

Pilot will submit to Customer an invoice for services provided at the beginning of each monthly period payable within thirty (30) days of receipt of invoice.

2.   Add the following to Section 5, Termination:

In the future, should Pilot elect not to provide Secure Web Hosting Services on NT platform, Customer has the right to terminate this Agreement upon thirty
(30) days written notice to Pilot, providing that NT hosting at a Pilot
Service Center is a Customer requirement.

     EACH PARTY ACKNOWLEDGES THAT IT HAS READ THIS ADDENDUM, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS.

    E-Stamp Corporation                 Pilot Network Services, Inc.

By: /s/ T. Reinemer                     By: /s/ Marketta Silvera
    -------------------------               --------------------------

Name & Title: Reinemer VP-Ops.          Name & Title: CEO
              ----------------                       -----------------

Date: June 27, 1997                     Date:
      ------------------------               -------------------------

1.   Charges

1.1.    [***] Secure Internet Service via Pilot's [***]

        One-Time Setup Charge:    $ 6,000
        Monthly Charge:           $ 4,000

        Included Services:
          .    Procure, provision and install:
               -  T-1 line connecting Customer to Pilot
               -  Routers and CSU/DSUs
          .    Manage all Domain Name registrations with InterNIC:
               - Host and Name Server registration or re-registration (InterNIC registration fees passed through to the Customer)
          . Establish Internet connectivity and access to all generic Internet services
          .    Configure and deploy Pilot's [***]
               -  Customize Pilot [***] to implement Customer security policies
               -  Sanitize all [***] for security and auditing purposes
               -  Establish a secure, fortified email gateway
               -  Set up external fortified [***] service at Pilot Service
                  Center
               - Install and integrate security monitoring tools into the firewall
               -  Install and integrate logging mechanisms into the firewall
               - Install and integrate Pilot Traffic Profile(TM) Reporting System into firewall
               -  Setup and test tape backup systems
               - Provide hot spares for immediate swap-out in event of server failure
          .    Administration and management of Pilot's [***]
               -  Apply security patches, fix bugs and/or provide workarounds
               -  Maintain all equipment and software, including upgrades
               -  Maintain fortified email gateway and external [***] service
               - Execute daily incremental and full weekly backups with offsite tape storage
               - Provide online access to Pilot Traffic Profile(TM) Reports for authorized viewing
               -  Log, document and submit intrusion attempt reports
          . Provide Internet access to Customer-maintained or Pilot-Hosted server(s)
          .    Provide NNTP Newsfeed to Customer-maintained (or Pilot-Hosted)
               News:

          Charges are based on initial twelve-month commitment. Customer will be invoiced for setup charges in two equal monthly installments commencing on the effective date. Monthly service charges will become due and payable sixty days after the effective date. This quotation is valid for thirty (30) days beginning May 23, 1997.

Charges for this service shall not commence until such time that the customer notifies to begin the installation process. Customer agrees to provide notification 45 day before E-Stamp beta test starts.


                                     Approved: /s/ T.J. Reinemer
                                               ---------------------------
                                                     (signature)

                                         Name:  T.J. Reinemer
                                               ---------------------------
                                                    (please print)

                                         Title: VP- Operations
                                                --------------------------
                                                    (please print)

                                         Date: 27-June-97
                                               ---------------------------
                                                    (please print)

Standard prices for Secure Internet Services are $12,000 One-Time Setup Charge and $5,000 Monthly Charge. Special prices quoted apply only if ordered in conjunction with E-fill application and database hosting R&D -- and marketing site web hosting services. Standard service charges will apply if ordered separately.

NOTIFICATION TO BEGIN THE INSTALLATION PROCESS WILL BE FORTHCOMING NOT LATER THAN 9/30/97, UNLESS THE U.S. POSTAL SERVICE DENIES THE APPROVAL FOR THIS PROJECT WITH E-STAMP OR CAUSES OTHER UNFORESEEN DELAYS.

/s/ [T.J.R.] 30-June-97  /s/ [ILLEGIBLE]  /s/ [ILLEGIBLE] 6/30/97


*** Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

1.2.  Marketing World-Wide Web (WWW) Server Hosting*


        Additional One-Time Setup Charge:    $6,000
        Additional Monthly Charge:           $  500

        Included Services:
               .    Create Marketing Web server:
                    -  Procure dedicated Web server and tape backup system
                    - Configure server with the OS and Web Server & Sequel software
                    -  Sanitize the [***] for security and auditing purposes
                    -  Register under Customer domain (e.g., www.estamp.com)
                    -  Integrate Web server into Pilot's [***]
                    - Install and integrate security monitoring tools into the server
                    -  Install and integrate logging mechanisms into the server
                    - Install and integrate Pilot Traffic Profile Reporting System(TM) into server
                    -  Setup and test tape backup system
                    - Configure and deploy Pilot's proprietary system for securely and automatically updating Web content
                    -  Supply [***] of storage for Customer content (upgradable)
                    - Provide hot spares for immediate swap-out in event of server failure
               .    Administration and management of Web server:
                    - Apply security patches, fix bugs and/or provide workarounds
                    -  Support of authenticated mechanism for content updates
                    - Execute daily incremental and full weekly backups with offsite tape storage
                    -  Maintain all equipment and software, including upgrades
                    -  Provide online access to Pilot Traffic Profile
                       Reports(TM)

               Charges are based on initial twelve-month commitment. Customer will be invoiced for setup charges in two equal monthly installments commencing on the effective date. Monthly service charges will become due and payable sixty days after the effective date. This quotation is valid for thirty (30) days beginning May 23, 1997.

                                   Approved: T.J. Reinemer
                                             ---------------------
                                                 (signature)

                                       Name: T.J. Reinemer
                                             ---------------------
                                                 (please print)

                                        Title: VP - Operation
                                             ---------------------
                                                 (please print)

                                        Date: 27-June-97
                                             ---------------------
                                                 (please print)

Customer will provide all the software necessary to host the Web server. If additional third-party software is to be installed and supported, the software must be mutually agreed upon in advance between Pilot and the Customer such an addition could affect pricing for services.


*** Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     Secure Commerce Web Server Hosting and NT R&D Project*

     One-Time Setup Charge:   $6,000
     Monthly Charge:          $3,500

     Included Services:
          . Install and deploy Customer-provided dedicated E-fill application and database servers and tape backup systems

               -  Install customer-provided servers (primary and backup) and
                  RAID 5 with the OS, application and database server software
               -  Sanitize the  [***]for security and auditing purposes
               -  Integrate servers into Pilot's [***]
               -  Install and integrate security monitoring tools into the servers
               -  Install and integrate logging mechanisms into the servers
               -  Position E-fill servers on dedicated [***] Ethernet network segment within Pilot Service Center
               -  Setup and test tape backup system
          .    Administration and management of E-fill and database servers:
               -  Apply security patches, fix bugs and/or provide workarounds
               -  Support authenticated process for content updates &
                  synchronization
               -  Perform regular backups of servers, including offsite storage of tapes
               -  Provide access to authorized agents for equipment maintenance
               -  Maintain software, including performing upgrades
               -  Provide uptime monitoring of the servers
               -  Perform database index maintenance
          .    Research security requirements of services hosted on the NT platform:
               -  Protection techniques to guard against denial-of-service attacks
               -  Protection techniques to guard against unauthorized server access
               -  Deployability of O/S configuration to multiple machines
               -  Integration into the Pilot [***]
               -  Porting, monitoring and other utilities
               -  Provide written report of conclusions at 3 and 6 month
                  milestones
          .    Log, document, and submit intrusion-attempt reports to Customer

          The monthly charge is based on an initial six-month commitment to the service and is due at the beginning of each month. One-time setup fees are due and payable in advance. This quotation is valid for thirty
          (30) days beginning May 23, 1997 and anticipates that services will be installed within 90 days of order.

Charges for this service shall not commence until such time that the customer notifies Pilot to begin installation process. Customer agrees to provide notification 45 days before E-Stamp beta tests starts.


                                    Approved: /s/ T.J. Reinemer
                                             -----------------------
                                                   (signature)

                                       Name: T.J. Reinemer
                                             -----------------------
                                                   (please print)

                                       Title: VP-Operations
                                             -----------------------
                                                   (please print)

                                       Date:     27-June-97
                                             -----------------------
                                                   (please print)

If additional third-party software is required to be installed and supported, the software must be mutually agreed upon in advance between Pilot and the Customer and pricing for services and support could potentially be affected.

NOTIFICATION TO BEGIN THE INSTALLATION PROCESS WILL BE FORTHCOMING NOT LATER THAN 9/30/97, UNLESS THE U.S. POSTAL SERVICE DENIES THE APPROVAL FOR THIS PROJECT WITH E-STAMP OR CAUSES UNFORESEEN DELAYS.

/s/ [T.J.R.] 30-June-97  /s/ [ILLEGIBLE]  /s/ [ILLEGIBLE] 6/30/97

*** Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.